                                                                   EXHIBIT 10.40

                           LIMITED SERVICING AGREEMENT
                         ALLSTATE LIFE INSURANCE COMPANY

Agreement, made this 1st day of October 2002, by and among Allstate Life Insurance Company ("Allstate Life"), an Illinois life insurance company; Allstate Distributors, L.L.C. ("ADLLC"), a Delaware limited liability company; Allstate Financial Services, LLC ("Broker-Dealer" or "BD"), a NE corporation;
and                ("Associated Insurance Agency"), a              corporation.


ALLSTATE LIFE INSURANCE COMPANY           ALLSTATE DISTRIBUTORS, L.L.C.


By:                                       By:
    ----------------------------------        ----------------------------------
Title:                                    Title:
      --------------------------------           -------------------------------

BROKER DEALER                                ASSOCIATED INSURANCE AGENCY
  Allstate Financial Services, LLC
--------------------------------------       -----------------------------------
(Name)                                       (Name)
2920 S 84th St.
--------------------------------------       -----------------------------------
(Street Address)                             (Street Address)
  Lincoln, NE 68506
--------------------------------------       -----------------------------------
(City, State, Zip)                           (City, State, Zip)

By:                                       By:
   ----------------------------------        -----------------------------------
Print Name:                               Print Name:
           --------------------------                ---------------------------
Title:                                    Title:
      -------------------------------           --------------------------------
                                          For States:
                                                     ---------------------------

WHEREAS, Allstate Life issues certain insurance products and group and individual insurance contracts/policies and certificates participating therein (collectively, "Contracts") described further in this Agreement and attached Schedules, some of which may be deemed securities ("Registered Contracts") under the Securities Act of 1933 ("1935 Act"); and

WHEREAS, Allstate Life has appointed ADLLC, a broker/dealer, as the Underwriter of the Registered Contracts; and

WHEREAS, BD is a broker/dealer engaged in the sale of securities and other investment products; and

WHEREAS, each Associated Insurance Agency Is an insurance agent in the states noted above; and

WHEREAS, in the event that Associated Insurance Agency and BD are the same person, the duties, responsibilities and privileges of Associated Insurance Agency under this Agreement shall be undertaken by BD; and

WHEREAS, Allstate Life and ADLLC propose to authorize BD and Associated Insurance Agency to service of the Contracts;

WHEREAS, This Agreement Is limited to and solely applies to those registered representatives of BD and agents of Associated Insurance Agency indicated on Schedule B who have been properly appointed by Allstate Life;

NOW THEREFORE, In consideration of the premises and mutual promises contained herein including the attached Schedule(s) and Exhibits, the parties hereto agree as follows:

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                                   SCHEDULE B

               REPRESENTATIVES AUTORIZED TO SERVICE APPLICATIONS*
                 ON BEHALF OF THE FOLLOWING NAMED BROKER/DEALER

ENTER NAME OF BROKER/DEAFER:

Representative Name           Representative Social Security No.   State to Service in
-------------------           ----------------------------------   -------------------
     Glen Mitchell                  ###-##-####                        ME
     Milton Livingood               ###-##-####                        MN
     Joseph Suozzo, Jr.             ###-##-####                        NJ
     James Mins                     ###-##-####                        CA
     Dennis O' Brien                ###-##-####                        PA
     Alfred Kulig Jr.               ###-##-####                        OH
     Linda Davies                   ###-##-####                        IN
     James Parolin                  ###-##-####                        NH
     Thomas Mladonicky              ###-##-####                        OH
     Milton Scott                   ###-##-####                        PA
     James Denvir                   ###-##-####                        PA
     David Bunten                   ###-##-####                        GA

*= cumulative or sequential

Return to:
Allstate Life Insurance Company
Attn. Broker/Dealer Contracting Manager 3100 Sanders Road
Suite N3B
Northbrook, Illinois 60062-7154 or Fax to: (847) 326-5979

1.   SUCCESSOR ORGANIZATIONS

     a. Allstate Life shall, in its sole discretion, have the right to appoint a successor broker/dealer ("successor broker/dealer) to replace ADLLC as Underwriter of the Registered Contracts, Upon appointment, successor broker/dealer shall assume all duties, responsibilities and privileges undertaken by ADLLC under this Agreement Allstate Life shall provide Witten notice of such change in appointment to BD and Associated Insurance Agency.

     b. Upon written notice to ADLLC, BD shall have the right to appoint a successor BD to assume its duties. responsibilities and privileges under this Agreement. ADLLC reserves the right to reject the appointment of any successor BD and shall provide warren notice of such rejection to BD.

     c. Upon written notice to Allstate tale, Associated insurance Agency shall have the right to appoint a successor Associated insurance Agency or additional Associated Insurance Agencies to assume its duties, responsibilities and privileges under this Agreement Allstate Life reserves the right to reject the appointment of any successor Associated Insurance Agency or additional Associated Insurance Agencies and shall provide written notice of such rejection to Associated Insurance Agency

2.   APPOINTMENT AND AUTHORIZATION

     ADLLC hereby authorizes BD to service sales of the Contracts that are described more specifically in the Commission Schedule(s) attached hereto. Allstate Life hereby appoints Associated insurance Agency to solicit and service sales of the Contra. BD and Associated Insurance Agency accept such appointment and authorization, and each agrees to use its best efforts to find purchasers of the Contracts acceptable to Allstate Life.

3.   REPRESENTATIONS

     a. Allstate Life, ADLLC, BD and Associated Insurance Agency each represents to one another that it and the officers signing above have full power and authority to enter into this Agreement, and that this Agreement has been duly and validly executed by it and constitutes a legal, valid and binding agreement on all parties including any successor organizations.

     b. ADLLC represents to BD that ADLLC (and any successor broker/dealer) is registered as a broker/dealer with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 ("1934 Act") and under the state securities laws of each jurisdiction in which such registration is required for underwriting the Contracts, and that it is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     c. BD represents to ADLLC that BD is, and at all times when performing its functions and fulfilling its obligations under this Agreement, will be, registered with the SEC as a broker/dealer under the 1934 Act and under the state securities laws of each jurisdiction in which such registration is required for the sale of the Contracts, and a member of the NASD. BD will notify ADLLC in writing if such registration is terminated or suspended, and shall take all reasonable actions to reinstate such registrations.

     d. BD represents to ADLLC that BD has adopted supervisory procedures, and its compliance manual addresses: (i) maintenance of appropriate level of net capital; (ii) suitability review; (iii) misrepresentations; and
          (iv) replacements.

     e. Associated Insurance Agency represents to ADLLC and Allstate Life that Associated Insurance Agency is, and at all times when performing its functions and fulfilling its obligations under this Agreement, will be, a properly licensed insurance agency in each jurisdiction in which such licensing is required for the sale of the Contracts.

     f. Allstate Life represents to BD that the Registered Contracts, including any variable separate account(s) supporting such Registered Contracts, shall comply in all material respects with the registration and other applicable requirements of the 1933 Act and the Investment Company Act of 1940, and the rules and regulations thereunder, including the terms of any order of the SEC with respect thereto.

     g. Allstate Life represents to BD and Associated Insurance Agency that the Contracts it issues have been filed and approved by the state insurance departments in such jurisdictions where it is authorized to transact business and such filing and approval are required prior to the issuance of Contracts therein.

     h. Allstate Life represents to BD that the prospectuses included in Allstate Life's Registration Statement for the Registered Contracts, and in post-effective amendments thereto, and any supplements thereto, as filed or to be filed with the SEC, as of their respective effective dates, contain or will contain in all material respects all statements and information which are required to be contained therein by the 1933 Act and conform or will conform in all material respects to the requirements thereof.

4.   COMPLIANCE WITH REGULATORY REQUIREMENTS

     BD shall abide by all rules and regulations OF the NASD governing the sale of the Variable Contracts, including, but not limited to, requirements regarding (i) net capital; (ii) suitability review; (iii) misrepresentations; and (iv) replacements. BD and Associated Insurance Agency shall comply with all applicable state and federal laws and the rules and regulations of governmental or regulatory agencies affecting or governing the sale of the Contracts. BD and Associated Insurance Agency shall comply with all applicable administrative procedures of Allstate Life and ADLLC.

5.   LICENSING AND/OR APPOINTMENT OF REPRESENTATIVES

     a. BD and Associated Insurance Agency are hereby specifically authorized to designate those registered representatives of BD, or individuals associated with the Associated Insurance Agency ("Agents"), proposed to be engaged in servicing of sales of the Contracts for appointment by Allstate Life as individual insurance agents. BD and Associated Insurance Agency shall not propose a registered representative, or Agent, for appointment unless such representative, or Agent, is duly licensed as an insurance agent in the state(s) in which it is proposed that such representative, or Agent, engage in solicitations and servicing of sales of the Contracts. BD and Associated Insurance Agency together shall be responsible for registered representatives, and Agents, compliance with applicable state insurance agent licensing laws.

     b. BD and Associated Insurance Agency shall assist Allstate Life and ADLLC in the appointment of BD's registered representatives, and Agents, under applicable insurance laws, to sell the Contracts. BD and Associated Insurance Agency shall comply with Allstate Life requirements for, including the General Letter of Recommendation (attached as Exhibit A), in submitting licensing or appointment documentation for proposed registered representatives and Agents. All such documentation shall be submitted by BD or Associated Insurance Agency to Allstate Life or its designated agent licensing administrator.

     c. BD and Associated Insurance Agency agree to allow Allstate Life to use any agent appointment information in the possession of any of Allstate Life's affiliates or subsidiaries to assist in appointing BD's registered representative and Associated Insurance Agency's Agents to sell the Contracts under applicable insurance laws.

     d. Allstate Life reserves the right to refuse to appoint any such designated individual or, once appointed, to terminate or refuse to renew the appointment of any such designated individual. Only those registered representatives who are duly licensed as insurance agents and appointed by Allstate Life (herein, "Representatives") shall have authority to solicit and service sales of the Contracts. Only those Agents who are registered representatives of BD shall have authority to solicit and service sales of the Registered Contracts. Agents who are not registered representatives of BD shall be limited to selling and servicing those Contracts which are not Registered Contracts ("Fixed Contracts"). BD and Associated Insurance Agency shall notify ADLLC immediately in writing if any Representative appointed by Allstate Life ceases to be a registered representative of BD or if any Representative or Agent ceases to be properly licensed in any state.

6.   SUPERVISION OF REPRESENTATIVES AND AGENTS

     a. BD shall have full responsibility for training and supervision of all Representatives and all other persons associated with BD who are involved directly or indirectly in the offer or sale of the Registered Contracts, and all such persons shall be subject to the control of BD with respect to such persons' activities in connection with the sale of the Registered Contracts. Associated Insurance Agency shall have full responsibility for training and supervision of all Agents who are involved directly or indirectly in the offer or sale of the Contracts and for Agent's compliance with applicable state insurance laws.

     b. Allstate Life and ADLLC shall not have responsibility for the training and supervision of any Representative or Agency. BD and Associated Insurance Agency each agree to comply with Allstate Life's statement in support of the concepts in the Principles and Code of Ethical Market Conduct of the Insurance Marketplace Standards Association (the "IMSA Principles and Code"), as such statement may be amended from time to time, and to engage in active and fair competition as contemplated by the IMSA Principles and Code. A copy of Allstate Life's current statement in support of the IMSA Principles and Code is attached as Exhibit B.

     c. Before Representatives engage in the solicitation of applications for the Registered Contracts, BD and Associated Insurance Agency will cause the Representatives (1) to be registered representatives of BD;
          (2) to be licensed, registered or otherwise qualified under applicable federal and state laws to engage in the sale of the Contracts; (3) to be trained in the sale of the Contracts; and (4) to limit solicitation of applications for the Contracts to jurisdictions where Allstate Life has authorized such solicitations.

     d. BD is specifically charted with the responsibility of supervising and reviewing its Representatives' use of sales literature and advertising and all other communications with the public in connection with the Contracts. With regard to Registered Contracts, no sales solicitation, including the delivery of supplemental sales literature or other such materials, shall occur, be delivered to, or used with a prospective purchaser unless accompanied or preceded by the appropriate then current prospectus(es), the then current prospectus(es) for the underlying funds funding any variable contracts (the "Funds") and, where required by state insurance law, the then current statement of additional information for any variable contracts.

     e. BD shall execute any electronic or telephone orders only in accordance with the current prospectus applicable to the Contracts and agrees, that in consideration for the telephone transfer privileges, Allstate Life will not be liable for any loss incurred as a result of acting upon electronic or telephone instructions containing unauthorized, incorrect or incomplete information received from BD or its representatives.

     f. Upon request by Allstate Life, BD and Associated Insurance Agency shall furnish appropriate records or other documentation to evidence BD's and Associated Insurance Agency's diligent supervision.

     g. In the event a Representative or Agent performs any unauthorized transaction(s) with respect to a Contract(s), BD shall bear sole responsibility, shall notify Allstate Life and Shall act to terminate the sales activities of such Representative or Agent relating to the Contract(s).

     h. In the event a Representative or Agent fails to meet the BD's or Associated Insurance Agency's rules and standards, BD or Associated Insurance Agency, as the case may be, shall notify Allstate Life and shall act to terminate the sales activities of such Representative or Agent relating to the Contracts.

7.   SALES PROMOTION MATERIAL AND ADVERTISING

     a. BD, Associated Insurance Agency, Agents and Representatives, in connection with the offer or sale of the Contracts or solicitation of a payment or other transaction under a Contract, shall not give any information or make any representations or statements, written or oral, concerning the Contracts or a Fund, inconsistent with information or representations contained, in the case of a Registered Contract, in the prospectus, statement of additional information and registration statement for the Contracts or such Fund, or in reports or proxy statements thereof, or in promotional, sales or advertising material or other information supplied and approved in writing by ADLLC for such use, or in the case of Fixed Contracts, in the contracts or materials furnished by Allstate Life. BD, Associated Insurance Agency, Agents and Representatives may not modify or represent that they may modify any such prospectus, statement of additional information, registration statement, promotional, sales or advertising materials.

     b. No item of sales promotion materials or advertising relating to the Contracts, including any illustrations or software programs therefore, shall be used by BD, Associated Insurance Agency, Agents or Representatives unless the specific item has been provided by Allstate Life and ADLLC or has first been approved in writing by Allstate Life and ADLLC for use. Allstate Life and ADLLC reserve the right to recall any material provided by them at any time for any reason, and BD and Associated Insurance Agency shall promptly comply with any such request for the return of material and shall not use such material thereafter.

8.   PAYMENTS RECEIVED BY BD

     All premium payments (hereinafter collectively referred to as "Payments") are the property of Allstate Life and shall be transmitted to Allstate Life by BD immediately upon receipt by BD or Associated Insurance Agency or any Agent or Representative in accordance with the administrative procedures of Allstate Life, without any deduction or offset for any reason, including by example but not limitation any deduction or offset for compensation claimed by BD. CUSTOMER CHECKS SHALL BE MADE PAYABLE TO THE ORDER OF "ALLSTATE LIFE INSURANCE COMPANY." Allstate Life reserves the right to reject any Payment for any reason.

9.   COMMISSIONS PAYABLE

     a. Commissions payable in connection with the Contracts shall be paid to Associated Insurance Agency according to the Commission Schedule(s) relating to this Agreement in effect at the time of receipt by Allstate Life of the payment or transaction request on which such commissions are based. If available, a Commission Option(s) may: (1) be elected by BD and Associated Insurance Agency on behalf of all of its Representatives or Agents or (2) may be elected by each Representative or Agent at the time of Application. Any election made and applied to a Contract may not be changed and will be in effect for the life of the Contract. Allstate Life and ADLLC reserve the right to revise the Commission Schedule(s) for new business at any time upon at least thirty (30) days prior written notice to BD and Associated Insurance Agency.

     b. Compensation to the Representatives or Agents for Contracts solicited by the Representatives or Agents and issued by Allstate Life will be governed by agreements between BD or the Associated Insurance Agency and their respective Representatives or Agents and payment thereof will be the BD's or Associated Insurance Agency's sole responsibility.

10.  REFUND OF COMMISSIONS

     If Allstate Life is required to refund premiums or return contract values and waive surrender charges on any Contract for any reason, then commission will be adjusted with respect to said premiums or Contract set forth in the Commission Schedule, and any commission previously paid for said premiums must be refunded to Allstate Life or ADLLC. ADLLC shall have the right to offset any such refundable commission against amounts otherwise payable by ADLLC . ADLLC agrees to notify BD and Associated Insurance Agency within thirty (30) days after it receives notice from Allstate Life or any premium refund or a commission charge back.

11.  ASSOCIATED INSURANCE AGENCY

     BD and the Associated Insurance Agency represent that they are in compliance with the terms and conditions of no-action letters issued by the staff of the SEC with respect to non-registration as a broker/dealer of an insurance agency associated with a registered broker/dealer. BD and Associated Insurance Agency shall notify ADLLC immediately in writing if BD and/or such agency fail to comply with any such terms and conditions and shall take such measures as may be necessary to comply with any such terms and conditions. If Associated Insurance Agency is the same person as BD, this Paragraph 11 does not apply, and BD shall undertake all the duties, responsibilities and privileges under this Agreement.

12.  HOLD HARMLESS AND INDEMNIFICATION PROVISIONS

     a. No party to this Agreement will be liable for any obligation, act or omission of any other party. BD and Associated Insurance Agency will hold harmless and indemnify Allstate Life and ADLLC, and conversely, Allstate Life and ADLLC will hold harmless and indemnify BD and Associated Insurance Agency for any loss or expense suffered as a result of the violation or noncompliance by the indemnifying party of or with any applicable law or regulation or any provision of this Agreement. Further, any BD violation or noncompliance by an associated person, as defined in Article 1 of the NASD By-Laws, would be covered under this provision.

     b. Without limiting the above paragraph, in situations when "as of" pricing is necessary in connection with the Contracts (and a loss is incurred to compensate the Contract owner for reduced Contract values) the party whose actions resulted in the loss will bear the costs according to pricing procedures established by Allstate Life.

13.  NON-ASSIGNABILITY PROVISION

     This Agreement may not be assigned by any party except by mutual consent of all other parties.

14.  NON-WAIVER PROVISION

     Failure of any party to terminate the Agreement for any of the causes set forth in this Agreement will not constitute a waiver of that party's right to terminate this Agreement at a later time for any of these causes.

15.  AMENDMENTS

     Except as stated in Paragraph 9, no amendment to this Agreement will be effective unless it is in writing and signed by all the parties hereto. In addition, no modification to Schedule B of this Agreement will be effective unless Allstate Life and ADLLC receive the modification in writing and it is provided using the Schedule B attached to this Agreement. Modification to this Agreement may cumulatively list all agents subject to this Agreement or a separate Schedule B may be used for each agent. All modifications to Schedule B are incorporated by reference into this Agreement.

16.  RECERTIFICATION

     BD and Associated Insurance Agency shall, on a periodic basis determined by Allstate Life and ADLLC, certify that they are in compliance with all terms and provisions of this Agreement.

17.  INDEPENDENT CONTRACTORS

     BD and its Representatives, and Associated Insurance Agency and its Agents, are independent contractors with respect to Allstate Life and ADLLC.

18.  NOTIFICATION OF CUSTOMER COMPLAINTS OR DISCIPLINARY PROCEEDINGS

     a. BD and Associated Insurance Agency agree to notify ADLLC promptly of any verbal or written customer complaints or disciplinary proceedings against BD, Associated Insurance Agency or any Representatives or Agents relating to the Contracts or any threatened or filed arbitration action or civil litigation arising out of solicitation of the Contracts.

     b. BD and Associated Insurance Agency shall cooperate with Allstate Life in investigating and responding to any customer complaint, attorney demand, or inquiry received from state insurance departments or other regulatory agencies or legislative bodies, and in any settlement or trial of any actions arising out of the conduct of business under this Agreement.

     c. Any response by BD or Associated Insurance Agency to an individual customer complaint will be sent to Allstate Life and ADLLC for approval not less than five (5) business days prior to it being sent to the customer, except that if a more prompt response is required, the proposed response may be communicated by telephone, facsimile or in person.

19.  BOOKS, ACCOUNTS AND RECORDS

     a. BD and Associated Insurance Agency agree to maintain books, accounts and records so as to clearly and accurately disclose the nature and details of transactions relating to the Contracts and to assist Allstate Life and ADLLC in the timely preparation of their respective books, accounts and records. BD and Associated Insurance Agency shall upon request submit such books, accounts and records to the regulatory and administrative bodies which have jurisdiction over Allstate Life or the Funds.

     b. Each party to this Agreement shall promptly furnish to the other parties any reports and information which another party may request for the purpose of meeting its reporting and record keeping obligations under the insurance laws of any state, and under the federal and state securities laws or the rules of the NASD.

20.  PARTICIPATION IN FINANCIAL SERVICES GROUP INSURANCE TRUST

     BD agrees to be a Participant, by its signature below on this Agreement, in the Financial Services Group Insurance Trust and/or Arkansas Financial Services Group Insurance Trust ("Trust(s)") which is administered by Allstate Life Insurance Company. BD agrees to be bound by the terms of the Participation Agreement(s) attached hereto as Exhibit C et. seq.

21.  LIMITATIONS

     No party other than Allstate Life shall have authority on behalf of Allstate Life to make, alter, or discharge any Contract issued by Allstate Life, to waive any forfeiture provision or to grant, permit, or extend the time of making any Payments, or to alter the forms which Allstate Life may prescribe or substitute other forms in place of those prescribed by Allstate Life or to enter into any proceeding in a court of law or before a regulatory agency in the name of or on behalf of Allstate Life.

22.  CONFIDENTIALITY AND CONSUMER PRIVACY OBLIGATIONS

     Each party to this Agreement shall maintain the confidentiality of any material designated as proprietary by another party, and shall not use or disclose such information without the prior written consent of the party designating such material as proprietary.

     Each party to this Agreement agrees and warrants to each other:

     a. That BD, Associated Insurance Agency, Allstate Life and ADLLC (all parties of the Selling Agreement) have complied with the privacy notice requirement as contained in Regulation S-P (17 CFR Part 248), promulgated under section 504 of the Gramm-Leach-Bliley Act).

     b. That BD and Associated Insurance Agency are providing Allstate Life and ADLLC with certain Non-Public Personal Information about BD's consumers solely for the purpose of allowing Allstate Life and ADLLC to perform their obligations under the Agreement.

     c. That all parties of the Selling Agreement shall use the Non-Public Personal Information solely to fulfill its contractual obligations under the Agreement; and shall not use the Non-Public Personal Information for their own benefit or the benefit of its affiliate(s) or any other party.

     d. That all parties of the Selling Agreement shall not disclose the Non-Public Personal Information to any party, except as is necessary to fulfill its contractual obligations under the Agreement, or when such disclosure is made pursuant to a valid exception under Regulation S-P, sections 248.14-15 (i.e. ordinary course of business and requirement of law).

     e. That "non-Public Personal Information" shall have the meaning as is used in Regulation S-P.

23.  TERMINATION

     a.   This Agreement may be terminated at the option of any party upon ten
          (10) days written notice to the other parties, or at the option of any party hereto upon the breach by any party of the covenants and terms of this Agreement. Paragraph 12 shall survive any such termination.

     b. This Agreement may be terminated immediately for causes upon an event of default. Such termination shall be deemed to occur as of the date immediately preceding the vent of default. An "event of default" shall occur when the first of the (i) BD or Associated Insurance Agency files for bankruptcy, or financial or corporate reorganization under federal or state insolvency law; (ii) applicable laws or regulations prohibit BD or Associated Insurance Agency from continued marketing of the Contracts.

24.  NOTICE

     a. In the event of sale, transfer or assignment of a controlling interest in BD or Agency, notice shall be provided in writing to Allstate Life no less than thirty (30) days prior to the closing date.

     b. All notices to Allstate Life and ADLLC relating to this Agreement will be duly provided by certified or express mail to:

          General Counsel
          Allstate Life Insurance Company
          3100 Sanders Road
          Northbrook, Illinois 60062

     c. All notices to BD and Associated Insurance Agency will be duly provided if mailed to their respective address shown on the Agency Specification/Signature Page(s).

25.  SEVERABILITY

     Should any provision of this Agreement be held unenforceable, those provisions not affected by the determination of unenforceability shall remain in full force and effect.

26.  GOVERNING LAW

     This Agreement will be construed in accordance with the laws of the State of Illinois.

                                    EXHIBIT A

                        General Letter of Recommendation

BD hereby certifies to Allstate Life Insurance Company ("Allstate Life") that all the following requirements will be fulfilled in conjunction with the submission of appointment papers for all applicants as agents of Allstate Life submitted by BD. BD will, upon request, forward proof of compliance with same to Allstate Life in a timely manner.

1. We have made a thorough and diligent inquiry and investigation relative to each applicant's identity, residence, business reputation, and experience and declare that each applicant is personally known to us, has been examined by us, is known to be of good moral character, has a goad business reputation, is reliable, is financially responsible and is worthy of appointment as a variable contract agent of Allstate Life. This inquiry and background investigation has included a credit and criminal check on each applicant Based upon our investigation, we vouch for each applicant and Certify that each individual is trustworthy, competent and qualified to act as an agent for Allstate Life to hold himself out in good FAITH to the general public.

2. We have on file the appropriate state insurance department licensing forms or U-4 form which was completed by each applicant. We have fulfilled all the necessary investigative requirements for the registration of each applicant as a registered representative through our NASD member firm, and each applicant is presently registered as a NASD registered representative.

     The above information in our files indicates no fact or Condition which would disqualify the applicant from receiving a license or appointment and all the findings of all investigative information is favorable.

3. We certify that all educational requirements have been met for the specific state each applicant is licensed in, and that, all such persons have fulfilled the appropriate examination, education and training requirements.

4. We certify that each applicant will receive close and adequate supervision, and that we will make inspection when needed of any or all risks written by these applicants, to the end that the insurance interest of the public will be properly protected.

5. We will not permit any applicant to transact insurance as an agent until duly licensed and appointed by Allstate Life. No applicants have been given a contract or furnished supplies, nor have any applicants been permitted to write, solicit business, or act as an agent in any capacity on behalf of Allstate Life, and they will not be so permitted until the certificate of authority applied for is received.

                                    EXHIBIT B
                        Ethical Market Conduct Compliance

BD and Associated Insurance Agency (also referred to as "you" or "your") are required to comply with Allstate Life's policies and procedures concerning the replacement of life insurance policies and annuity policies. A replacement occurs whenever an existing life insurance policy or annuity is terminated, converted or otherwise changed in value.

For any transaction involving a replacement, Allstate Life requires you to:

1. recommend the replacement of an existing policy only when replacement is in the best interest of the customer;

2. fully disclose all relevant information to the customer, which information includes; a) comparison of old and new premiums, expenses and surrender charges, cash values, and death benefits; b) any loss of cash value or policy value by surrendering the existing policy; c) all guaranteed and maximum value of both policies; d) the fact that a new contestability and suicide period starts under the new policy; and e) the requirement that the customer must be re-underwritten for the new policy;

3. provide state-required replacement notices to customers on the same day the application is taken and indicate on the application that the transaction involves the full or partial replacement of an existing policy;

4. proceed with replacement policies only after providing the customer with proper information and ensuring that the replacement is in the customer's best interest and that their needs are met.

BD and Associated Insurance Agency are required to adhere to Allstate Life's rules and requirements concerning ethical market conduct, which require that you:

1. carefully evaluate the insurance needs and financial objectives of your clients, and use sales toots (e.g. policy illustrations and sales brochures) to determine that the insurance or annuity you are proposing meets these needs;

2. maintain a current license and valid appointment in all states in which you promote the sale of Allstate Life products to customers and keep current of changes in insurance laws and regulations by reviewing the bulletins and newsletters that Allstate Life publishes;

3. comply with Allstate Life policies concerning replacements, and refrain from providing false or misleading information about a competitor or completing product or otherwise making disparaging remarks about a competitor;

4. submit all advertising materials intended to promote the sale of any Allstate Life product to the home office for approval prior to use;

5. immediately report to Allstate Life any customer complaints, whether written or oral, and assist Allstate Life in resolving the complaint to the satisfaction of all parties;

6. communicate these standards to any producers or office personnel that you directly supervise and request their agreement to be bound by these conditions as well.

Allstate Life and ADLLC may terminate this Agreement without notice if you fair to comply with Allstate Life's rules and requirements concerning the replacement of life Insurance and annuities and Allstate Life's rules and requirements concerning ethical market conduct.

Your right to any commissions, or any other thing of value shall cease if you violate laws and regulations governing unfair trade practices, life insurance and annuity advertising, replacement of life insurance and annuities, sales illustrations and agent licensing.

By promoting the sale of an Allstate Life product to a customer, you agree to be bound by the terms and conditions of this Addendum without modification.

NAME:  CITIBANK, F.S.B.

       ILLINOIS PARTICIPATION AGREEMENT - ALIC ONLY

                                    EXHIBIT C

                             PARTICIPATION AGREEMENT

This Participation Agreement is made between Allstate life Insurance Company (herein referred to as the "Administrator"), located at 3100 Sanders Road, Northbrook, Illinois, 60062, Administrator of the Financial Services Group Insurance Trust, (herein referred to as the "Trust") and Citibank, F.S.B., located in Chicago, Illinois (herein referred to as the "Trustee") and BD (hereinafter, together, with its affiliates and any successors thereto, referred to as Participant), the purpose of which is to afford qualifying persons group insurance benefits of the sort available under said Financial Services Group Insurance Trust.

NOW THEREFORE, in consideration of the mutual promises herein contained, the parties hereby agree as follows:

1. Subject to the approval of the insurance Company, Administrator and Trustee agree to permit the Participant to become a participant under the Financial Services Group insurance Trust Agreement.

2.   The Participant agrees to be bound by:

     a. the terms of the Trust Agreement, dated as of April 23, 1999, for the establishment of the Trust (the "Trust Agreement") as the same presently appears in writing and as from time to time amended in accordance with the provisions thereof (capitalized terms used herein without definition shall have the meaning ascribed thereto in the Trust Agreement); and

     b. each and every provision of the policy(ies) of group insurance (and all riders and amendments thereto) issued to the Trust.

3. Notices required or permitted shall be given in writing and delivered in writing by United States Mail, postage prepaid. Notices to the Administrator or Participant shall be sent to the address provided on the first page of the Selling Agreement to which this Participation Agreement is an Exhibit to. Any party may inform the others of a change of address by written notice pursuant to this paragraph.

IN WITNESS WHEREOF, effective as of the date of the Selling Agreement, the parties hereto have caused these presents to be executed by their respective officers as described below:

ACCEPTED:

CITIBANK, F.S.B.
Trustee of the Financial Services
 Group Insurance Trust


  BY:
     ---------------------------------------
  TITLE:
        ------------------------------------

  ADMINISTRATOR, Financial Services               Participant, Financial Services Group
              Group Insurance Trust               insurance Trust
  Acceptance of this Participation
  Agreement evidenced by signature on             Acceptance of this Participation
  Selling Agreement and/or applicable             Agreement evidenced by signature on
  Amendments.                                     Selling Agreement and/or applicable
                                                  Amendments.

                                   SCHEDULE A
                             SCHEDULE OF COMMISSIONS

Subject to terms and Conditions of the Selling Agreement, Associated Insurance Agency shall be compensated for VA Contracts issued according to the following chart (based upon the option selected in writing by each Agent or Representative):

                             Putnam Allstate Advisor

                                                      Contract Level, Point of Sale Commission Options
        ISSUE AGE                  -------------------------------------------------------------------------------------------
                                       A                        B                         C                        D
                                                                                                            (Employee Plan)
------------------------------------------------------------------------------------------------------------------------------
                                    5.00%+                    5.00%+                   2.00%+                      0%
           0-80                    no trail                .25% trail++             .75% trail++                no trail

                                    4.50%+                    3.75%+                   1.50%+                      0%
          81-85                    no trail                .25% trail++             .75% trail++                no trail

                                    3.00%+                    2.50%+                   1.00%+                      0%
          86-90                    no trail                .25% trail++             .75% trail++                no trail

      For corresponding Commissions during Annuitization, see chart below.

+    =    Based upon purchase payment.
++   =    Trail commissions are based on the Contract Value on the last day of each contract month beginning with the last day of the 13th contract month. One-twelfth of the trail commission will be paid each contract month beginning with the first contract month following the 13th contract month and ending when the contract is annuitized; the contract must be in effect through the end of the contract month for a trail commission to be paid.

                        Commissions during Annuitization*
    (corresponds to Contract Level, Point of Sale Commission Option selected)

                                A                               B                               C                       D
------------------------------------------------------------------------------------------------------------------------------
                     Contract        Contract        Contract        Contract        Contract        Contract       All Years
                   Months 0-84      Months 85+     Months 13-84     Months 85+     Months 13-84     Months 85+
------------------------------------------------------------------------------------------------------------------------------
    Variable          0.00%        .40% trail**    .25% trail**    .40% trail**    .75% trail**    .40% trail**       0.00%
 Annuitization

     Fixed            0.00%        .25% trail**    .25% trail**    .25% trail**    .25% trail**    .25% trail**       0.00%
 Annuitization

*    =    Will not be paid on contracts annuitized under any Retirement Income
Guarantee riders as defined in the governing prospectus.
**   =    Trail commissions are based on the hypothetical commuted value
(present value of remaining annuity payments) of the annuitized plan selected. Trail commissions will be payable on the same frequency as the annuity payments selected by the Contract Owner (i.e. Contract month, Contract quarter, etc.).

                             Commission Chargebacks

              Transaction                         Period of Chargeback                              Chargeback
------------------------------------------------------------------------------------------------------------------------
                                                          During the
        Full or Partial Withdrawal           "Free look"/"right to cancel" period.              100% of commission.
------------------------------------------------------------------------------------------------------------------------
              Annuitization                           Contract Months 1-12                  1.00% of Up-front Commission

                                   SCHEDULE A
                             SCHEDULE OF COMMISSIONS

Subject to terms and Conditions of the Selling Agreement, Associated Insurance Agency shall be compensated for VA Contracts issued according to the following chart (based upon the option selected in writing by each Agent or Representative):

                          Putnam Allstate Advisor Plus

                                                    Contract Level, Point of Sale Commission Options
         ISSUE AGE                        -----------------------------------------------------------------
                                                  A                                                 B
-----------------------------------------------------------------------------------------------------------
                                               5.50%+                                             4.50%+
            0-80                              no trail                                         .25% trail++
                                               2.75%+                                             2.25%+
           81-85                              no trail                                         .25% trail++

      For corresponding Commissions during Annuitization, see chart below.

+    =    Based upon purchase payment.
++   =    Trail commissions are based on the Contract Value on the last day of each contract month beginning with the last day of the 13th contract month. One-twelfth of the trail commission will be paid each contract month beginning with the first contract month following the 13th contract month and ending when the contract is annuitized; the contract must be in effect through the end of the contract month for a trail commission to be paid.

                        Commissions during Annuitization*
    (corresponds to Contract Level, Point of Sale Commission Option selected)

                                                  A                                                       B
------------------------------------------------------------------------------------------------------------------------------
                              Contract                          Contract                    Contract              Contract
                             Months 0-96                       Months 97+                 Months 13-96           Months 97+
------------------------------------------------------------------------------------------------------------------------------
    Variable                   0.00%                         .40% trail**                .25% trail**           .40% trail**
 Annuitization

     Fixed                     0.00%                         .25% trail**                .25% trail**           .25% trail**
 Annuitization

*    =    Will not be paid on contracts annuitized under any Retirement Income
Guarantee riders as defined in the governing prospectus.
**   =    Trail commissions are based on the hypothetical commuted value
(present value of remaining annuity payments) of the annuitized plan selected. Trail commissions will be payable on the same frequency as the annuity payments selected by the Contract Owner (i.e. Contract month, Contract quarter, etc.).

                             Commission Chargebacks

              Transaction                         Period of Chargeback                              Chargeback
------------------------------------------------------------------------------------------------------------------------
                                                          During the
        Full or Partial Withdrawal           "Free look"/"right to cancel" period.              100% of commission.
------------------------------------------------------------------------------------------------------------------------
               Annuitization                           Contract Months 1-12                  2.00% of Up-front Commission
                                                      Contract Months 13-24                  1.00% of Up-front Commission

                                   SCHEDULE A
                             SCHEDULE OF COMMISSIONS

Subject to terms and Conditions of the Selling Agreement, Associated Insurance Agency shall be compensated for VA Contracts issued according to the following chart (based upon the option selected in writing by each Agent or Representative):

                        Putnam Allstate Advisor Preferred

         Issue Age                                  Contract Level, Point of Sale Commission Options
-----------------------------------------------------------------------------------------------------------
                                             Up-Front +                                          Trail ++
-----------------------------------------------------------------------------------------------------------
            0-80                                2.00%                                              1.00%

           81-85                                1.50                                               1.00

           86-90                                1.00                                               1.00

      For corresponding Commissions during Annuitization, see chart below.

+    =    Based upon purchase payment.
++   =    Trail commissions are based on the Contract Value on the last day of each contract month beginning with the last day of the 13th contract month. One-twelfth of the trail commission will be paid each contract month beginning with the first contract month following the 13th contract month and ending when the contract is annuitized; the contract must be in effect through the end of the contract month for a trail commission to be paid.

                        Commissions during Annuitization*
    (corresponds to Contract Level, Point of Sale Commission Option selected)

                                                                        Months 0-12                       Months 13+
----------------------------------------------------------------------------------------------------------------------
                  Variable Annuitization                                  0.00%                          1.00% trail**

                    Fixed Annuitization                                   0.00%                          0.50% trail**

*    =    Will not be paid on contracts annuitized under any Retirement Income
Guarantee riders as defined in the governing prospectus.
**   =    Trail commissions are based on the hypothetical commuted value
(present value of remaining annuity payments) of the annuitized plan selected. Trail commissions will be payable on the same frequency as the annuity payments selected by the Contract Owner (i.e. Contract month, Contract quarter, etc.).

                             Commission Chargebacks

              Transaction                         Period of Chargeback                              Chargeback
------------------------------------------------------------------------------------------------------------------------
                                                          During the
        Full or Partial Withdrawal           "Free look"/"right to cancel" period.              100% of commission.
------------------------------------------------------------------------------------------------------------------------
              Annuitization                           Contract Months 1-12                  1.00% of Up-front Commission

NAME:  REGIONS BANK
       ARKANSAS PARTICIPATION AGREEMENT - ALIC ONLY

                                    EXHIBIT C

                             PARTICIPATION AGREEMENT

This Participation Agreement is made between Allstate Life Insurance Company (herein referred to as the "Administrator"), located at 3100 Sanders Road, Northbrook, Illinois, 60062, Administrator of The Arkansas Financial Services Group Insurance Trust, (herein referred to as the "Trust") and Regions Bank, located in Little Rock, Arkansas (herein referred to as the "Trustee) and BD and/or Associated Insurance Agency (hereinafter, together, with its affiliates and any successors thereto, referred to as "Participant), the purpose of which is to afford qualifying persons group insurance benefits of the sort available under said Arkansas Financial Services Group Insurance Trust.

NOW THEREFORE, in consideration of the mutual promises herein contained, the parties hereby agree as follows:

1. Subject to the approval of the Insurance Company, Administrator and Trustee agree to permit the Participant to become a participant under the Arkansas Financial Services Group Insurance Trust Agreement.

2.   The Participant agrees to be bound by:

     a. the terms of the Trust Agreement, dated as of October 29, 1999, for the establishment of the Trust (the "Trust Agreement") as the same presently appears in writing and as from time to time amended in accordance with the provisions thereof (capitalized terms used herein without definition shall have the meaning ascribed thereto in the Trust Agreement); and

     b. each and every provision of the policy(ies) of group insurance (and all riders and amendments thereto) issued to the Trust.

3. Notices required or permitted shall be given in writing and delivered in writing by United States Mail, postage prepaid. Notices to the Administrator or Participant shall be sent to the address provided on the first page of the Selling Agreement to which this Participation Agreement is an Exhibit to. Any party may inform the others of a change of address by written notice pursuant to this paragraph.

IN WITNESS WHEREOF, effective as of the date of the Selling Agreement, the parties hereto have caused these presents to be executed by their respective officers as described below:

ACCEPTED:

REGIONS BANK
Trustee of The Arkansas Financial Services
 Group Insurance Trust


BY:                /s/ [ILLEGIBLE]
    -----------------------------------------
              SENIOR VICE PRESIDENT &
TITLE:        PERSONAL TRUST MANAGER
      ---------------------------------------

Administrator, Arkansas Financial                 Participant, Arkansas Financial Services
    Services Group Insurance Trust                    Group insurance Trust

Acceptance of this Participation                  Acceptance of this Participation
 Agreement evidenced by signature on               Agreement evidenced by signature on
 Selling Agreement and/or applicable               Selling Agreement and/or applicable
 Amendments.                                       Amendments.

NOTE:  FOR USE WITH THE
       REGIONS BANK/
       ARKANSAS PARTICIPATION AGREEMENT - ALIC ONLY

                                   SCHEDULE A

                             SCHEDULE OF COMMISSIONS


Subject to terms and conditions of the Selling Agreement, Associated Insurance Agency shall have available for sale and shall be compensated for Contracts issued according to the following chart:


                             Putnam Insured Investor
                               Term Life Insurance

          Issue Age                                Commission Options
---------------------------------------------------------------------------
             21-75                              No commissions will be paid